                                                                    EXHIBIT 99.1

News Release

                                                                        CONTACT:
                                                            Allen T. Nelson, Jr.
                                                         Chief Financial Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6321
March 31, 2003                                 Email: anelson@capitalbank-nc.com


       Capital Bank Corporation Announces Upward Revision to 2002 Earnings

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN) today reported that it has completed its evaluation and adoption of Statement of Financial Accounting Standard No. 147 "Acquisition of Certain Financial Institutions", as it relates to Statement of Financial Accounting Standard No. 142 "Goodwill and Other Intangible Assets" and as a result revised its previously reported net income for the 2002 calendar year from $4,002,000 to $4,307,000, an increase of $305,000. On a fully diluted per share basis the $.71 per share previously reported was revised to $.76 per share.

On a year over year comparative basis the 2002 revised net income of $4,307,000 is up $1,887,000 or 78% when compared to the $2,420,000 net income reported in 2001. Earnings per share of $.76 are up 17% or $.11 per share when compared to the $.65 earnings per share reported in 2001.

The revision was a result of a recently completed detailed analysis of branch purchases the Company made in 1997 and 2000. The Company concluded that the premium paid for these branches should be treated as an unidentifiable intangible asset (Goodwill). In accordance with Statement of Financial Accounting Standard No. 147 "Acquisition of Certain Financial Institutions" the Company ceased amortizing the unidentifiable intangible assets associated with these purchases and reversed the amortization expense and the related deferred income tax benefit that had been recorded in 2002. The total amount of amortization expense reversed from the previously reported 2002 net income before income taxes was $496,000.

The attached financial statements include all changes necessary to reflect the reduction in amortization expense and related income tax benefits. The Company's 2002 Annual Report on Form 10-K filed with the Securities and Exchange Commission includes the effects of adopting Statement of Financial Accounting Standard No. 147 as if it had been adopted on January 1, 2002.

Capital Bank Corporation, headquartered in Raleigh, North Carolina, with over $841 million in total assets, offers a broad range of financial services through its two subsidiaries, Capital Bank and Capital Bank Investment Services, Inc. Capital Bank operates 21 banking offices in Raleigh (3), Sanford (3), Burlington
(3), Asheville (2), Cary (2), Oxford (2), Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. The company's website is www.capitalbank-nc.com

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission.

                                      ###

                            Capital Bank Corporation
                             Summary of Operations
                     (000's omitted except per share data)

                                                   Three Months          Three Months          Twelve Months        Twelve Months
                                                      Ended                 Ended                Ended                 Ended
                                                December 31, 2002     December 31, 2001     December 31, 2002     December 31, 2001
                                               -------------------   -------------------   -------------------   -------------------
Interest income                                      $ 9,685                $ 6,041              $36,244               $26,173
Interest expense                                       4,213                  3,074               15,895                14,701
                                                     -------                -------              -------               -------
    Net interest income                                5,472                  2,967               20,349                11,472
Provision for loan losses                                400                    315                4,190                 1,215
                                                     -------                -------              -------               -------
    Net interest income after provision
      for loan losses                                  5,072                  2,652               16,159                10,257
Non-interest income                                    2,490                  1,377                7,987                 4,490
Non-interest expense                                   5,098                  3,049               17,465                11,847
                                                     -------                -------              -------               -------
    Income before taxes                                2,464                    980                6,681                 2,900
Income tax expense (benefit)                             827                    349                2,374                   480
                                                     -------                -------              -------               -------
    Net income                                       $ 1,637                $   631              $ 4,307               $ 2,420
                                                     =======                =======              =======               =======
Income per share - basic                             $  0.29                $  0.17              $  0.79               $  0.65
                                                     =======                =======              =======               =======
Income per share - fully diluted                     $  0.28                $  0.17              $  0.76               $  0.65
                                                     =======                =======              =======               =======

                             End of Period Balances
                      (000's omitted except per share data)

                                                                                    2002                                    2001
                                                    ---------------------------------------------------------------    -------------
                                                     December 31      September 30        June 30         March 31      December 31
                                                    -------------    --------------     ----------       ----------    -------------
Assets                                                 $840,976         $659,382         $642,126         $641,571        $406,741
Loans                                                   600,609          475,865          467,071          453,243         306,891
Investment securities                                   155,304          123,533          114,039          111,150          73,702
Deposits                                                644,887          521,930          503,021          482,119         304,443
Shareholders' equity                                     75,471           56,811           57,318           55,341          36,983

Book value per share                                      11.44            10.76            10.73            10.33           10.28
Allowance for loan losses                                 9,390            7,203            6,873            6,750           4,286
Net charge-offs                                             158            2,230              582              702             205
Nonperforming assets *                                    3,994            5,514            4,757            6,749           3,070
Allowance for loan losses as a
    percent of total loans                                 1.56%            1.51%            1.47%            1.49%           1.40%
Nonperforming assets as a percent of
    total assets                                           0.47%            0.84%            0.74%            1.05%           0.75%
Net interest margin                                        3.20%            3.28%            3.43%            3.48%           3.20%

* Loans 90 days or more past due or in nonaccrual status and other real estate

                                Quarterly Results
                      (000's omitted except per share data)

Net income before taxes                $2,464   $  654   $1,820   $1,743   $  980
Net income                              1,637      435    1,217    1,018      631

Income per share - basic                 0.29     0.08     0.22     0.20     0.17
Income per share - fully diluted         0.28     0.08     0.21     0.19     0.17

Weighted average shares outstanding:
Basic                                   5,830    5,376    5,457    5,202    3,682
Fully diluted                           5,996    5,595    5,686    5,370    3,713

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Year Ended December 31, 2002 and 2001

                                                                     2002         2001          Changes     % Change
-------------------------------------------------------------------------------------------   -----------   --------
                           (In thousands)                               (Unaudited)
Interest income:

      Loans and loan fees                                          $ 29,601       $ 20,982       $ 8,619       41%
      Investment securities                                           6,273          4,674         1,599       34%
      Federal funds and other interest income                           370            517          (147)     -28%
                                                                 -----------    -----------   -----------   --------
         Total interest income                                       36,244         26,173        10,071       38%
                                                                 -----------    -----------   -----------   --------

Interest expense:

      Deposits                                                       12,401         12,925          (524)      -4%
      Borrowings and repurchase agreements                            3,494          1,776         1,718       97%
                                                                 -----------    -----------   -----------   --------
         Total interest expense                                      15,895         14,701         1,194       8%
                                                                 -----------    -----------   -----------   --------
         Net interest income                                         20,349         11,472         8,877       77%
      Provision for loan losses                                       4,190          1,215         2,975      245%
                                                                 -----------    -----------   -----------   --------
         Net interest income after provision for loan losses         16,159         10,257         5,902       58%

Noninterest income:
      Service charges and other fees                                  2,350          1,735           615       35%
      Net gain on sale of securities                                    981            190           791      416%
      Other noninterest income                                        4,656          2,565         2,091       82%
                                                                 -----------    -----------   -----------   --------
         Total noninterest income                                     7,987          4,490         3,497       78%
                                                                 -----------    -----------   -----------   --------

Noninterest expenses:
      Salaries and employee benefits                                  9,821          6,317         3,504       55%
      Occupancy                                                       1,557          1,152           405       35%
      Data processing                                                   917            649           268       41%
      Directors fees                                                    243            210            33       16%
      Advertising                                                       578            346           232       67%
      Furniture and equipment                                         1,141            703           438       62%
      Amortization of intangibles                                       180            598          (418)     -70%
      Other expenses                                                  3,028          1,872         1,156       62%
                                                                 -----------    -----------   -----------   --------
         Total noninterest expenses                                  17,465         11,847         5,618       47%
                                                                 -----------    -----------   -----------   --------
             Net income before tax expense                            6,681          2,900         3,781      130%
      Income tax expense (benefit)                                    2,374            480         1,894      395%
                                                                 -----------    -----------   -----------   --------
             Net income                                             $ 4,307        $ 2,420       $ 1,887       78%
                                                                 ===========    ===========   ===========   ========

Earnings per share pretax - basic                                    $ 1.22         $ 0.78        $ 0.44       56%
                                                                 ===========    ===========   ===========   ========
Earnings per share pretax - diluted                                  $ 1.18         $ 0.77        $ 0.41       53%
                                                                 ===========    ===========   ===========   ========

Earnings per share - basic                                           $ 0.79         $ 0.65        $ 0.14       22%
                                                                 ===========    ===========   ===========   ========
Earnings per share - diluted                                         $ 0.76         $ 0.65        $ 0.11       17%
                                                                 ===========    ===========   ===========   ========
Weighted Average Shares:

Basic                                                             5,467,735      3,712,280     1,755,455       47%
                                                                 ===========    ===========   ===========   ========
Fully Diluted                                                     5,662,949      3,746,841     1,916,108       51%
                                                                 ===========    ===========   ===========   ========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
December 31, 2002 and December 31, 2001

                                                                       December 31,    December 31,
ASSETS                                                                    2002            2001         Changes       % Change
--------------------------------------------------------------------------------------------------  ------------    -----------
                                               (In thousands)                   (Unaudited)

Cash and due from banks:
   Interest-earning                                                 $     13,925   $     2,793      $    11,132         399%
   Non-interest-earning                                                   18,912        12,380            6,532          53%
Federal funds sold                                                        18,696           944           17,752        1881%
Investment securities - available for sale, at fair value                155,304        73,702           81,602         111%
Loans-net of unearned income and deferred fees                           600,609       306,891          293,718          96%
Allowance for loan losses                                                 (9,390)       (4,286)          (5,104)        119%
                                                                    ------------   -----------      -----------     -------
    Net loans                                                            591,219       302,605          288,614          95%
                                                                    ------------   -----------      -----------     -------
Premises and equipment, net                                               13,399         5,009            8,390         167%
Accrued interest receivable                                                3,455         1,853            1,602          86%
Deposit premium and goodwill, net                                         14,884         4,105           10,779         263%
Deferred tax assets                                                        5,174         2,033            3,141         155%
Other assets                                                               6,008         1,317            4,691         356%
                                                                    ------------   -----------      -----------     -------

      Total assets                                                  $    840,976   $   406,741      $   434,235         107%
                                                                    ============   ===========      ===========     =======

LIABILITIES
Deposits:
  Demand, non-interest bearing                                      $     50,238   $    28,470      $    21,768          76%
  Savings, money market accounts and interest checking                   224,208       101,553          122,655         121%
  Time deposits                                                          370,441       174,420          196,021         112%
                                                                    ------------   -----------      -----------     -------
    Total deposits                                                       644,887       304,443          340,444         112%
                                                                    ------------   -----------      -----------     -------
Accrued interest payable                                                   1,450           792              658          83%
Repurchase agreements                                                     13,081        11,167            1,914          17%
Borrowings                                                                97,858        50,000           47,858          96%
Other liabilities                                                          8,229         3,356            4,873         145%
                                                                    ------------   -----------      -----------     -------
      Total liabilities                                                  765,505       369,758          395,747         107%

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
      shares issued 2002 - 7,022,468 and 2001 - 3,658,689                 74,338        34,805           39,533         114%
Treasury stock at cost, no par value; 2002 - 426,684 shares
      and 2001 - 61,350 shares                                            (5,641)         (696)          (4,945)        710%
Retained earnings                                                          5,481         2,306            3,175         138%
Accumulated other comprehensive income                                     1,293           568              725         128%
                                                                    ------------   -----------      -----------     -------
      Total stockholders' equity                                          75,471        36,983           38,488         104%
                                                                    ------------   -----------      -----------     -------
      Total liabilities and stockholders' equity                    $    840,976   $   406,741      $   434,235         107%
                                                                    ============   ===========      ===========     =======